                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 29, 2007

                               AKEENA SOLAR, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-139087                 20-5132054
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

     605 University Avenue, Los Gatos, CA                          95032
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   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (408) 395-7774

                                       N/A
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          (Former name or former address, if changed since last report)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 29, 2007, Akeena Solar, Inc. (the "Company") entered into a
Loan and Security Agreement with Comerica Bank (the "Security Agreement") for a
$2 million line of credit facility (the "Credit Facility"). Borrowings under the
Credit Facility bear interest at Comerica Bank's base rate, from time to time, plus 0.5%, payable on the first of each month commencing February 1, 2007. The
Credit Facility matures on January 1, 2008, at which time all outstanding amounts under the Credit Facility shall become due and payable. Pursuant to the terms of the Credit Facility, letters of credit issued may not exceed $250,000.
The Security Agreement also grants Comerica Bank a first priority secured interest in all of the Company's assets, now owned or later acquired to secure timely repayment of the Credit Facility. The Credit Facility replaced the
$750,000 Master Revolving Note, dated December 19, 2006, between the Company and
Comerica Bank (the "Master Revolving Note"). See Item 1.02 below.

      A copy of the Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Security
Agreement.

ITEM 1.02.      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On January 29, 2007, using proceeds from the Credit Facility, the Company satisfied all of its outstanding obligations under the Master Revolving Note resulting in the termination the (i) Master Revolving Note, (ii) the Security
Agreement, executed on December 19, 2006, between the Company and Comerica Bank and (iii) the Guaranty of Barry Cinnamon, the Company's President and Chief
Executive Officer, in favor of Comerica Bank, executed on December 19, 2006.

ITEM 2.03.      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OFF-BALANCE
                SHEET ARRANGEMENT OF A REGISTRANT.

      The information described in Item 1.01 above is hereby incorporated herein by reference.

ITEM 8.01       OTHER EVENTS.

      On February 2, 2007 the Company issued a press release announcing that it obtained the Credit Facility.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    EXHIBIT NO.       DESCRIPTION
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       10.1           Loan and Security Agreement, dated January 29, 2007,
                      between Akeena Solar, Inc., and Comerica Bank

       99.1           Press Release dated February 2, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2007                  AKEENA SOLAR, INC.

                                        By:   /s/ David "Lad" Wallace
                                           ------------------------------------
                                              David "Lad" Wallace
                                              Chief Financial Officer

                                  EXHIBIT INDEX

    EXHIBIT NO.       DESCRIPTION
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       10.1           Loan and Security Agreement, dated on January 29, 2007,
                      between Akeena Solar, Inc., and Comerica Bank

       99.1           Press Release dated February 2, 2006